Income Taxes	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the three months ended March 31, 2016 was (8.5)% compared to 84.6% for the three months ended March 31, 2015. The effective tax rate was impacted by the exceptional non-tax deductible charge of $502 million incurred in the first quarter of 2016 related to the investigation of the Company’s wholly-owned subsidiary, Iveco S.p.A. (“Iveco”), and certain of its competitors by the European Commission regarding certain alleged anticompetitive practices and related matters. For more information on this charge, see “Note 14: Commitments and Contingencies.” Additionally, the effective tax rate for both years has been negatively impacted by the inability to record deferred tax assets on losses in certain jurisdictions.